                                                                EXHIBIT h(26)(f)


                                 AMENDMENT NO. 5

                             PARTICIPATION AGREEMENT

         The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000 and May 1, 2000, (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:


1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                                   SEPARATE
                                                   ACCOUNTS
       FUNDS AVAILABLE UNDER                     UTILIZING THE                          CONTRACTS FUNDED BY THE
            THE POLICIES                             FUNDS                                  SEPARATE ACCOUNTS
       ---------------------                     -------------                          -----------------------
AIM V.I. Capital Appreciation Fund           Sun Life of Canada (U.S.)        o    FUTURITY VARIABLE AND FIXED ANNUITY
AIM V.I. Growth Fund                         Variable Account F                    CONTRACT
AIM V.I. Growth and Income Fund                                               o    FUTURITY II VARIABLE AND FIXED ANNUITY
AIM V.I. International Equity Fund                                                 CONTRACT
                                                                              o    FUTURITY III VARIABLE AND FIXED ANNUITY
                                                                                   CONTRACT
                                                                              o    FUTURITY FOCUS VARIABLE AND FIXED ANNUITY
                                                                                   CONTRACT
                                                                              o    FUTURITY FOCUS II VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY SELECT FOUR VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT

AIM V.I. Capital Appreciation Fund           Sun Life of Canada U.S.          o    FUTURITY VARIABLE UNIVERSAL LIFE
AIM V.I. Growth Fund                         Variable Account I                    INSURANCE POLICIES
AIM V.I. Growth and Income Fund                                               o    FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL
AIM V.I. International Equity Fund                                                 LIFE INSURANCE POLICIES (1999 Version)
                                                                              o    FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE POLICIES (2000 Version)
                                                                              o    FUTURITY PROTECTOR VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE POLICIES
                                                                              o    FUTURITY ACCUMULATOR VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE POLICIES

AIM V.I. Capital Appreciation Fund           Sun Life of Canada (U.S.)        o    SUN LIFE CORPORATE VARIABLE UNIVERSAL
AIM V.I. Value Fund                          Variable Account G                    LIFE INSURANCE POLICIES

AIM V.I. Value Fund                          Sun Life of Canada (U.S.)        o    FUTURITY II VARIABLE AND FIXED ANNUITY
                                             Variable Account F                    CONTRACT
                                                                              o    FUTURITY III VARIABLE AND FIXED ANNUITY
                                                                                   CONTRACT
                                                                              o    FUTURITY FOCUS II VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY SELECT FOUR VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT

AIM V.I. Value Fund                          Sun Life of Canada (U.S.)        o    FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL
                                             Variable Account I                    LIFE INSURANCE  POLICIES (2000 Version)
                                                                              o    FUTURITY PROTECTOR VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE  POLICIES
                                                                              o    FUTURITY ACCUMULATOR VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE  POLICIES

2. Schedule B of the Agreement is deleted in its entirety and replaced with the following:


                                   SCHEDULE B


AIM VARIABLE INSURANCE FUNDS

AIM V.I. Capital Appreciation Fund
AIM V.I. Growth Fund
AIM V.I. Growth and Income Fund
AIM V.I. International Fund
AIM V.I. Value Fund


[AIM FUNDS LOGO APPEARS HERE]
--Registered Trademark--

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  May 1, 2001

                                            AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
        -----------------------------           --------------------------------
Name:   P. Michelle Grace                   Name:  Robert H. Graham
        -----------------------------
Title:  Assistant Secretary                 Title: President
        -----------------------------

(SEAL)


                                            A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE               By: /s/ ROBERT H. GRAHAM
        -----------------------------           --------------------------------
Name:   P. Michelle Grace                   Name:  Robert H. Graham
        -----------------------------
Title:  Assistant Secretary                 Title: Sr. Vice President
        -----------------------------

(SEAL)


                                            SUN LIFE ASSURANCE COMPANY OF
                                             CANADA (U.S.)


Attest: /s/ MAURA MURPHY                    By: /s/ RONALD J. FERNANDES
        -----------------------------           --------------------------------
Name:   Maura Murphy                        Name:  Ronald J. Fernandes
        -----------------------------
Title:  Senior Counsel                      Title: Vice President, Retirement
        -----------------------------              Products & Services

(SEAL)
                                            By: /s/ EDWARD M. SHEA
                                                --------------------------------
                                            Name:  Edward M. Shea

                                            Title: Assistant Vice President and
                                                   Senior Counsel


                                            CLARENDON INSURANCE AGENCY, INC.


Attest: /s/ MAURA MURPHY                    By: /s/ NORTON A. GOSS, II
        -----------------------------           --------------------------------
Name:   Maura Murphy                        Name:  Norton A. Goss, II
        -----------------------------
Title:  Senior Counsel                      Title: Assistant Vice President
        -----------------------------

(SEAL)

                                            By: /s/ GEORGE E. MADEN
                                                --------------------------------
                                            Name:  George E. Maden

                                            Title: Secretary